SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 20, 2008
TRI-ISTHMUS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30326	77-0557617

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)
149 South Barrington Ave., Suite 808
Los Angeles, CA 90049
(Address of Principal Executive Offices) (Zip Code)
(818) 887-6659
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:	Results of Operations and Financial Condition
     Attached as Exhibit 99.1, and incorporated herein by reference, is the press release the registrant issued on February 20, 2008, reporting the first quarter of FY 2008 financial results.

Item 7.01:	Regulation FD Disclosure
     On February 20, 2008, the registrant issued a press release reporting the first quarter of FY 2008 financial results. A copy of the February 20, 2008 press release, attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated herein by reference.

Item 9.01:	Financial Statements and Exhbits
(a) Financial Statements:
     None
(b) Pro Forma Financial Information:
     None
(c) Shell Company Transactions:
     Not Applicable
(d) Exhibits:
     99.1 Press Release of Tri-Isthmus Group, Inc. dated February 20, 2008

EXHIBITS

Exhibit
Number	Description

99.1	Press Release of Tri-Isthmus Group, Inc. dated February 20, 2008
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-ISTHMUS GROUP, INC.
Date: February 20, 2008	By:	/s/ Dennis M. Smith
Dennis M. Smith
Chief Financial Officer